SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 29, 2004


                            HUB INTERNATIONAL LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
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                 (State or Other Jurisdiction of Incorporation)



         1-31310                                         36-4412416
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


   55 EAST JACKSON BOULEVARD, CHICAGO, IL                          60604
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  (Address of Principal Executive Offices)                       (Zip Code)


                                 (877) 402-6601
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 12.  Results of Operations and Financial Condition

     On July 29, 2004, Hub International Limited issued a press release announcing its financial results for the second quarter 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

     The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HUB INTERNATIONAL LIMITED
                                                  (Registrant)


Date: July 29, 2004                         By: /s/ W. Kirk James
                                                --------------------------------
                                                Name:  W. Kirk James
                                                Title: Vice President, Secretary
                                                       and Chief Corporate
                                                       Development Officer

                                  Exhibit Index


Exhibit No.                  Description

99.1                         Press release dated July 29, 2004.